UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of

1934 Date of Report (Date of earliest event reported): February 15, 2022

JAGUAR GLOBAL GROWTH CORPORATION I

(Exact name of registrant as specified in its charter)

Cayman Islands	001-41284	98-1593783
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

3225 Franklin Avenue, Suite 309 Miami, Florida	33133
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (312) 656-1035

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share, one right and one-half of one redeemable warrant	JGGCU	The Nasdaq Stock Market LLC
Class A ordinary shares, par value $0.0001 per share	JGGC	The Nasdaq Stock Market LLC
Rights entitling the holder thereof to receive one-twelfth (1/12) of one Class A ordinary share of the Company	JGGCR	The Nasdaq Stock Market LLC
Redeemable warrants, each whole warrant exercisable for one Class A ordinary share at an exercise price of $11.50	JGGCW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

On February 15, 2022, Jaguar Global Growth Corporation I (the “Company”) completed its initial public offering (“IPO”) of 23,000,000 units (“Units”), which includes the full exercise by the underwriter of the over-allotment option to purchase an additional 3,000,000 Units at $10.00 per Unit, generating gross proceeds of $230,000,000. Each Unit consists of one Class A ordinary share, $0.0001 par value per share (the “Class A Ordinary Shares”), one right and one-half of one redeemable warrant (the “Public Warrants”), each whole Public Warrant entitling the holder thereof to purchase one Class A Ordinary Share at an exercise price of $11.50 per share, subject to adjustment. Each right entitles the holder thereof to receive one-twelfth (1/12) of one Class A Ordinary Share (the “Rights”).

As previously reported on a Current Report on Form 8-K of the Company, on February 16, 2022, simultaneously with the consummation of the IPO, the Company consummated the private placement (the “Private Placement”) of an aggregate of 12,450,000 warrants (the “Private Placement Warrants”) at a price of $1.00 per Private Placement Warrant, generating total gross proceeds of $12,450,000.

A total of $234,600,000 of the net proceeds from the IPO and the Private Placement was placed in a trust account established for the benefit of the Company’s public shareholders, with Continental Stock Transfer & Trust Company acting as trustee.

An audited balance sheet as of February 15, 2022 reflecting receipt of the proceeds upon consummation of the IPO and the Private Placement has been issued by the Company and is attached hereto as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits.

(d)       Exhibits.

99.1	Audited Balance Sheet

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 22, 2022

JAGUAR GLOBAL GROWTH CORPORATION I

By:	/s/ Anthony R. Page
Name:	Anthony R. Page
Title:	Chief Financial Officer